UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2010
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction)	001-34037 (Commission File Number)	75-2379388 (IRS Employer Identification No.)

601 Poydras St., Suite 2400, New Orleans, Louisiana (Address of principal executive offices)	70130 (Zip Code)
(504) 587-7374
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On July 20, 2010, Superior Energy Services, Inc., a Delaware corporation (the “Company”), and SESI, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of the Company (“SESI”), entered into a First Amendment to Second Amended and Restated Credit Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the lenders named therein. The Amendment amends that certain Second Amended and Restated Credit Agreement dated May 29, 2009 (the “Credit Agreement”), among the Company, SESI, the Administrative Agent, and the lenders named therein, to, among other things, (i) increase the aggregate principal amount of the revolving credit facility from $325,000,000 to $400,000,000, with the right to increase the aggregate principal amount further to $550,000,000 at the Company’s option; (ii) extend the maturity date of the credit facility from June 14, 2011 to July 20, 2014, at which time all outstanding revolving loans, and accrued and unpaid interest, will be due and payable; (iii) reduce the range of the applicable margin for each of the Eurodollar Rate and Floating Rate (as such terms are defined in the Credit Agreement) to ranges from 2.25% to 3.25% and from 1.25% to 2.25%, respectively; and (iv) adjust certain of the financial covenants, including substituting the fixed charge coverage ratio with an EBITDA to interest expense ratio and modifying the adjusted leverage ratio.
     The foregoing description of the Amendment is a summary only and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.
     On July 21, 2010, Superior Energy Services, Inc. issued a press release announcing that it has entered into a First Amendment to its Second Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders named therein. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
10.1	First Amendment to Second Amended and Restated Credit Agreement dated as of July 20, 2010 among Superior Energy Services, Inc., SESI, L.L.C., JPMorgan Chase Bank, N.A. and the lenders party thereto.
99.1	Press release issued by Superior Energy Services, Inc., dated July 21, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: July 22, 2010